SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

ORCHID BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US Route One

Princeton, NJ 08540

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 750-2200

Not Applicable

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

On January 21, 2004, pursuant to the terms of an Asset Purchase Agreement dated as of October 30, 2003 among Orchid BioSciences, Inc. (the “Registrant”), Lifecodes Corporation, a wholly-owned subsidiary of the Registrant, Tepnel Life Sciences PLC (“Tepnel”), Tepnel North America Corporation, a wholly-owned subsidiary of Tepnel, and Tepnel Lifecodes Corporation, a wholly-owned subsidiary of Tepnel North America Corporation, as amended (the “US Purchase Agreement”), a Business Purchase Agreement dated as of October 30, 2003 among the Registrant, Orchid BioSciences Europe Limited, a wholly-owned subsidiary of the Registrant, Tepnel and Tepnel Diagnostics Limited, a wholly-owned subsidiary of Tepnel, as amended (the “UK Purchase Agreement”), and a Share Purchase Agreement dated as of October 30, 2003 among the Registrant, Lifecodes Corporation, Tepnel and Tepnel Diagnostics Limited, as amended (the “Belgian Purchase Agreement”), Tepnel completed its acquisition of certain assets and assumed certain liabilities of the Registrant’s diagnostics business unit. The aggregate purchase price was $3.45 million in cash, subject to certain post-closing adjustments, and was agreed to by the parties following arms’-length negotiations.

The diagnostics unit, which will now operate as Tepnel Lifecodes Corporation in the US and Tepnel Diagnostics Limited in Europe, provides systems, consumables and services for HLA testing for organ transplantation, and genetic screening for disease predisposition, as well as certain related support services.

At the time of the acquisition there were no material relationships between the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer, on the one hand, and Tepnel, Tepnel North America Corporation, Tepnel Lifecodes Corporation and Tepnel Diagnostics Limited, on the other hand.

The terms and conditions of the acquisition of the assets and liabilities are contained in the US Purchase Agreement, the UK Purchase Agreement and the Belgian Purchase Agreement, each as amended, which are attached hereto as Exhibits 2.1 through 2.6 and incorporated herein by reference. The foregoing description of the terms and conditions of the US Purchase Agreement, the UK Purchase Agreement and the Belgian Purchase Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the US Purchase Agreement, the UK Purchase Agreement and the Belgian Purchase Agreement.

Item 7. Financial Statements and Exhibits.

(b)	Pro forma financial information.

Pursuant to paragraph (b)(1) of Form 8-K, the Registrant’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2003 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 are filed with this current report on Form 8-K as Exhibit 99.1.

(c)	Exhibits.

2.1	Asset Purchase Agreement dated as of October 30, 2003 among the Registrant, Lifecodes Corporation, Tepnel Life Sciences PLC, Tepnel North America Corporation and Tepnel Lifecodes Corporation (previously filed with the Commission as Exhibit 99.1 to, and incorporated herein by reference from, the Registrant’s Current Report on Form 8-K filed with the Commission on November 14, 2003).

2.2	Amendment, Waiver and Revocation of Termination of Asset Purchase Agreement dated as of January 21, 2004 among the Registrant, Lifecodes Corporation, Tepnel Life Sciences PLC, Tepnel North America Corporation and Tepnel Lifecodes Corporation.

2.3	Business Purchase Agreement dated as of October 30, 2003 among the Registrant, Orchid BioSciences Europe Limited, Tepnel Life Sciences PLC and Tepnel Diagnostics Limited (previously filed with the Commission as Exhibit 99.2 to, and incorporated herein by reference from, the Registrant’s Current Report on Form 8-K filed with the Commission on November 14, 2003).

2.4	Share Purchase Agreement dated as of October 30, 2003 among the Registrant, Lifecodes Corporation, Tepnel Life Sciences PLC and Tepnel Diagnostics Limited (previously filed with the Commission as Exhibit 99.3 to, and incorporated herein by reference from, the Registrant’s Current Report on Form 8-K filed with the Commission on November 14, 2003).

2.5	Letter Agreement dated December 9, 2003 among the Registrant, Orchid BioSciences Europe Limited, Tepnel Life Sciences PLC and Tepnel Diagnostics Limited.

2.6	Letter Agreement dated January 21, 2004 among the Registrant, Orchid BioSciences Europe Limited, Lifecodes Corporation, Tepnel Life Sciences PLC and Tepnel Diagnostics Limited.

99.1	The Registrant’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2003 and the unaudited proforma condensed consolidated statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHID BIOSCIENCES, INC.
(Registrant)

Date: February 5, 2004	/s/ Michael E. Spicer
	Name:	Michael E. Spicer
	Title:	Vice President, Finance & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Sequential Page Number
2.1	Asset Purchase Agreement dated as of October 30, 2003 among the Registrant, Lifecodes Corporation, Tepnel Life Sciences PLC, Tepnel North America Corporation and Tepnel Lifecodes Corporation (previously filed with the Commission as Exhibit 99.1 to, and incorporated herein by reference from, the Registrant’s Current Report on Form 8-K filed with the Commission on November 14, 2003).

2.2	Amendment, Waiver and Revocation of Termination of Asset Purchase Agreement dated as of January 21, 2004 among the Registrant, Lifecodes Corporation, Tepnel Life Sciences PLC, Tepnel North America Corporation and Tepnel Lifecodes Corporation.

2.3	Business Purchase Agreement dated as of October 30, 2003 among the Registrant, Orchid BioSciences Europe Limited, Tepnel Life Sciences PLC and Tepnel Diagnostics Limited (previously filed with the Commission as Exhibit 99.2 to, and incorporated herein by reference from, the Registrant’s Current Report on Form 8-K filed with the Commission on November 14, 2003).

2.4	Share Purchase Agreement dated as of October 30, 2003 among the Registrant, Lifecodes Corporation, Tepnel Life Sciences PLC and Tepnel Diagnostics Limited (previously filed with the Commission as Exhibit 99.3 to, and incorporated herein by Reference from, the Registrant’s Current Report on Form 8-K filed with the Commission on November 14, 2003).

2.5	Letter Agreement dated December 9, 2003 among the Registrant, Orchid BioSciences Europe Limited, Tepnel Life Sciences PLC and Tepnel Diagnostics Limited.

2.6	Letter Agreement dated January 21, 2004 among the Registrant, Orchid BioSciences Europe Limited, Lifecodes Corporation, Tepnel Life Sciences PLC and Tepnel Diagnostics Limited.

99.1	The Registrant’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2003 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002.